                                                                  Exhibit 23.3



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 2, 1999, with respect to the financial statements and schedules of Global Sourcing Network, Ltd. included in the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-1 --
No. 333-74439) and related prospectus of The Pietrafesa Corporation for the registration of its common stock.



                                             /s/  Pasquale & Bowers, LLP

Syracuse, New York
May 28, 1999